SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): July 23, 2010


                        SOUTHCOAST FINANCIAL CORPORATION




Incorporated under the    Commission File No. 000-25933      I.R.S. Employer
laws of South Carolina                                     Identification No.
                                                                57-1079460



                           530 Johnnie Dodds Boulevard

                       Mt. Pleasant, South Carolina 29464

                            Telephone: (843) 884-0504


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

First Six Months 2010 Earnings

     Please see Exhibit 99 for the Registrant's 2010 first six month's earnings release.


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)  Exhibit 99 -  Registrant's 2010 First Six Month's Earnings Release.




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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SOUTHCOAST FINANCIAL CORPORATION
                                    (Registrant)



Date: July 27, 2010                 By: /s/ William C. Heslop
                                       -----------------------------------------
                                    William C. Heslop
                                    Senior Vice President and Chief Financial
                                    Officer


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                                  EXHIBIT INDEX

     Exhibit 99  Registrant's First Six Month's 2010 Earnings Release